UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2023

ALPINE INCOME PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39143	84-2769895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

369 N. New York Ave., Suite 201 Winter Park, Florida 32789
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (407) 904-3324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PINE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

Filing of New ATM Prospectus

On October 20, 2023, Alpine Income Property Trust, Inc., a Maryland corporation (the “Company”), filed with the Securities and Exchange Commission (“SEC”) a prospectus supplement, dated October 20, 2023, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “ATM Prospectus”), relating to the offer and sale of $109,543,948 aggregate gross offering price of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), remaining unsold under the Company’s previously disclosed at-the-market equity offering program (the “Shares”). The ATM Prospectus was filed as a result of the Company filing with the SEC a new shelf registration statement on Form S-3 (No. 333-274724) on September 27, 2023, which was declared effective on September 29, 2023. An opinion of Venable LLP with respect to the validity of the Shares is filed herewith as Exhibit 5.1.

Entry Into New Equity Distribution Agreements

On October 20, 2023, the Company, Alpine Income Property Manager, LLC, a Delaware limited liability company (the “Manager”), and Alpine Income Property OP, LP, a Delaware limited partnership (the “Operating Partnership”), also entered into Equity Distribution Agreements and Master Forward Confirmations, in substantially the forms attached as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference (the “New Equity Distribution Agreements”), with each of Robert W. Baird & Co. Incorporated (“Baird”) and Stifel, Nicolaus & Company, Incorporated (“Stifel”). Prior to entering into the New Equity Distribution Agreements, on October 19, 2023, the Company terminated the Equity Distribution Agreements, dated October 21, 2022, by and among the Company, the Manager and the Operating Partnership, on the one hand, and each of Baird and Stifel, on the other hand (the “Prior Equity Distribution Agreements”).

The terms of the New Equity Distribution Agreements are substantively identical to those of the Forward ATM Equity Distribution Agreements, as amended by the Amendments (each as defined below). The New Equity Distribution Agreements provide that, in addition to the issuance and sale of Shares by us through Baird or Stifel acting as a sales agent or directly to Baird or Stifel acting as principal for its own account at a price agreed upon at the time of sale, we also may enter into forward sale agreements under separate master forward sale agreements and related supplemental confirmations between us and Baird and Stifel, or their respective affiliates. We refer to these entities, when acting in this capacity, individually as a “forward purchaser” and collectively as “forward purchasers,” and we refer to Baird and Stifel, when acting as agents for forward purchasers, individually as a “forward seller” and collectively as “forward sellers.” In connection with each particular forward sale agreement, the applicable forward purchaser will borrow from third parties and, through the applicable forward seller, sell a number of shares of Common Stock equal to the number of shares of Common Stock underlying the particular forward sale agreement.

The Company will not initially receive any proceeds from the sale of borrowed shares of Common Stock by a forward seller. The Company expects to fully physically settle any forward sale agreement with the applicable forward purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of shares underlying the particular forward sale agreement multiplied by the applicable forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds from the issuance of shares, and the Company will instead receive or pay cash (in the case of cash settlement) or receive or deliver shares of Common Stock (in the case of net share settlement).

Each sales agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as sales agent under the applicable New Equity Distribution Agreement. In connection with each forward sale, the Company will pay the applicable forward seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related forward purchaser, commissions at a mutually agreed rate that shall not be more than 2.0% of the gross sales price of all borrowed Shares sold by it as a forward seller.

Amendments to Existing Equity Distribution Agreements

In connection with the New Equity Distribution Agreements, on October 20, 2023, the Company, the Manager and the Operating Partnership entered into separate amendments (the “Amendments”) to (i) the Equity Distribution Agreement, dated October 21, 2022, with Janney Montgomery Scott LLC (the “Non-Forward ATM Equity Distribution Agreement”), and (ii) the Equity Distribution Agreements, dated October 21, 2022, with each of Raymond James & Associates, Inc., BMO Capital Markets Corp., B. Riley Securities, Inc., Jefferies LLC, JonesTrading Institutional Services LLC, KeyBanc Capital Markets Inc., Regions Securities LLC, and Truist Securities, Inc. and their applicable affiliates (collectively, the “Forward ATM Equity Distribution Agreements” and, together with the Non-Forward ATM Equity Distribution Agreement, the “ATM Equity Distribution Agreements”).

The Amendments revise certain definitions in the ATM Equity Distribution Agreements to reflect the termination of the Prior Equity Distribution Agreements and entry into the New Equity Distribution Agreements. Sales of Shares, if any, pursuant to the New Equity Distribution Agreements and the ATM Equity Distribution Agreements, as amended by the Amendments, may be made in transactions that are deemed to be “at the market” offerings, as defined in Rule 415 under the Securities Act of 1933, as amended, including, without limitation, sales made by means of ordinary brokers’ transactions on the New York Stock Exchange, to or through a market maker at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices based on prevailing market prices.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forms of the Amendments are filed as Exhibits 1.3 and 1.4 to this Current Report on Form 8-K, and are incorporated herein by reference. The foregoing descriptions of the New Equity Distribution Agreements, the Amendments and the transactions contemplated thereby are qualified in their entirety by reference to Exhibits 1.1, 1.2, 1.3 and 1.4.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Exhibit Description

1.1	Form of Forward Equity Distribution Agreement

1.2	Form of Master Forward Confirmation

1.3	Form of Amendment No. 1 to Equity Distribution Agreement (Non-Forward)

1.4	Form of Amendment No. 1 to Equity Distribution Agreement (Forward)

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPINE INCOME PROPERTY TRUST, INC.

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: October 20, 2023